                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 19, 2002
                                                  --------------

                                  Advanta Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





            Delaware                     0-14120                 23-1462070
-----------------------------    -----------------------    --------------------
(State or other jurisdiction        (Commission File        (IRS Employer
 of incorporation)                       Number)             Identification No.)




Welsh and McKean Roads, P.O. Box 844, Spring House, PA             19477
----------------------------------------------------------      ------------
      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (215) 657-4000
                                                    --------------

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Item 5.  Other Events

The regulatory agreements that Advanta Bank Corp. ("ABC") entered into in 2000 have been removed. As previously disclosed in June 2000, ABC entered into agreements with its bank regulatory agencies, primarily relating to the bank's subprime lending operations. These agreements imposed temporary deposit growth limits at ABC and required prior FDIC approval of the payment by ABC of cash dividends. In April, 2002 these agreements were removed and as a result, the restrictions in the agreements on deposit growth and payment of cash dividends are no longer applicable. We believe that the removal of the agreements is the result of our ongoing efforts to enhance ABC's practices, procedures and regulatory relationships.

In connection with removing the agreements, ABC has reached an understanding with its regulators to continue its ongoing efforts to enhance processes and practices. The understanding is consistent with the manner in which ABC is operating its business and includes no restrictions expected to have any impact on the Company's financial results.

This Report contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) political, social and/or general economic conditions that affect the level of new account acquisitions, customer spending, delinquencies and charge-offs; (2) factors affecting fluctuations in the number of accounts or loan balances; and (3) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between the Company's bank subsidiaries and their regulators. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.





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Form 8-K                                   Advanta Corp.


Item 7.         Financial Statements and Exhibits.
                ---------------------------------

(c)        Exhibits:

                  None


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Form 8-K                          Advanta Corp.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Advanta Corp.


                                  By:   /s/ Elizabeth H. Mai
                                        ----------------------------------------
                                        Elizabeth H. Mai, Senior Vice President,
                                        Secretary and General Counsel




April 19, 2002